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                                 EXHIBIT (11)(b)

                             Consent of Ropes & Gray
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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 17 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.



                                                 /s/ ROPES & GRAY

                                                 ROPES & GRAY


    Washington, D.C.
    April 29, 1998